UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

ATLANTIC POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-34691	55-0886410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (617) 977-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure.

As previously announced, Atlantic Power Corporation (the “Company”) will hold an annual and special meeting of its shareholders (the “Annual Meeting”) on June 17, 2020. On June 17, 2020, the Company posted the presentation to be used at the Annual Meeting (the “Presentation”) to the Company’s website, http://www.atlanticpower.com, in the “Media & Events” section under “Presentations” and “Annual General Meeting.” The Presentation reviews, among other things, significant developments this year to date, the Company’s progress in strengthening its financial position, and capital allocation decisions over the past five years. A copy of the Presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Information contained on the Company’s website or that can be accessed through the Company’s website is not incorporated into and does not constitute a part of this Current Report on Form 8-K. The Company has included its website address only as an inactive textual reference and does not intend it to be an active link to the Company’s website.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Presentation prepared with respect to the Atlantic Power Corporation Annual and Special Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: June 17, 2020	By:	/s/ Terrence Ronan
	Name:	Terrence Ronan
	Title:	Chief Financial Officer

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